EXHIBIT 99.5

                               SECURITY AGREEMENT

                         SECURITY AGREEMENT - PLEDGE OF
                         TANGIBLE AND INTANGIBLE ASSETS

     This SECURITY AGREEMENT-PLEDGE OF TANGIBLE AND INTANGIBLE ASSETS (this "Agreement") is made and entered into as of the 13th day of August, 2001, by and between Tanisys Technology, Inc., a Wyoming corporation, and its subsidiaries ("Company") (hereafter referred to as the "Pledgors"), and New Century Equity Holdings Corp., a Delaware corporation ("New Century"), for itself and as agent for the Purchasers, and the persons and entities listed on the Schedule of Purchasers ("Purchasers") on that certain Series A Preferred Stock Purchase Agreement ("Purchase Agreement"), executed on even date herewith (hereafter, New Century and Purchasers are referred to as the "Secured Party"). All defined terms set forth in the Purchase Agreement shall have the same meaning herein.

     In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     For all purposes of this Agreement, unless the context requires otherwise:

     (a) "Collateral". In order to secure the obligations of the Company in favor of the Series A Preferred as further described in the Purchase Agreement, and the performance of the obligations, covenants, agreements and undertaking of Pledgors herein described, Pledgors hereby grant to Secured Party a security interest in:

              (i) All tangible assets of the Company (including all cash and equivalents, inventory and equipment), wherever located, including those located at Company's corporate headquarters located at 12201 Technology Boulevard, Suite 125, Austin, Texas 78727.

              (ii)   All accounts receivables of the Company; and

              (iii) General intangibles (including all Intellectual Property Rights of any kind) now held by the Company or later acquired; and

              (iv) Personal Property now owned by the Company or later acquired as defined in the Uniform Commercial Code; and

              (v) Any real property that the Company has acquired or may acquire in the future.

     (b) "Event of Default" shall have the meaning set forth in Section 5.1.

     (c) "Indebtedness" shall mean the following items of indebtedness:

              (i) The performance of the Company's obligations in favor of the Series A Preferred and the compliance with all agreements and contained in, arising out of or in connection with the Purchase Agreement; and

              (ii) All sums advanced or expenses or costs incurred by Secured Party that are made or incurred pursuant to, or permitted by, the terms of this Agreement and the Purchase Agreement or the incurring of such expenses or costs until reimbursed, including, but not limited to, all costs incurred by Secured Party to obtain, preserve and enforce the Purchase Agreement and this Agreement, collect the Indebtedness and maintain and preserve any of the Collateral securing the Indebtedness, including, without limitation, all taxes, assessments, reasonable attorney's fees and legal expenses of sale.

              (iii) Any and all other indebtedness or liability of Company to Secured Party of every kind, nature and description direct or indirect, primary or secondary, secured or unsecured (including overdrafts), joint or several, absolute or contingent, due or to become due, now existing or hereafter arising regardless of how it may be evidenced, and whether originally payable to Secured Party or to a third party and subsequently acquired by Secured Party, including, without limitation, all future advances whether or not presently contemplated by the parties hereto.

              (iv) The performance by the respective parties hereto or thereto (other than Secured Party) of all obligations undertaken by such parties in accordance with the particular terms and provisions of this Agreement and the Purchase Agreement.

              (v) Any extensions, renewals, restatements, amendments or modifications of all or any part of such Indebtedness hereinabove described, whether or not evidenced in writing.

                                   ARTICLE II

                           GRANT OF SECURITY INTEREST

     2.1. Grant of Security Interest. As security and collateral for the due performance and compliance with all of the terms and conditions of this Agreement and the Purchase Agreement, Pledgors hereby deliver, set over, transfer, pledge, grant a continuing security interest in and assign to Secured Party all of their right, title and interest in and to the Collateral, and any proceeds thereof, to be held by Secured Party upon the terms and conditions set forth in this Agreement. If any of the Pledgors hereafter own or acquire or become entitled to receive or receive any Collateral, Pledgors shall accept same as Secured Party's agent, in trust for Secured Party as part of the Collateral.

     2.2. Duty of Secured Party. Secured Party's duty with reference to the Collateral shall be solely to use reasonable care in the custody of the Collateral in Secured Party's possession. Secured Party shall have no obligation or duty to take any other steps to protect, preserve or enforce any rights with respect to the Collateral, nor shall Secured Party be responsible in any way for any depreciation in the value of the Collateral.

     2.3. Financing Statements. Pledgors agree to sign, execute, and deliver to Secured Party any Financing Statement or other document or procure any document, which Secured Party may reasonably request, and pay all connected costs, necessary to protect the security interest granted hereby against the right or interests of third persons. In addition, a carbon, photographic or other reproduction of this Agreement or of any financing statement relating to this Agreement shall be sufficient as a financing statement.

     2.4. Defense of Claims. Pledgors will notify Secured Party, in writing, promptly upon the commencement of any legal proceedings affecting the lien hereof or the Collateral, or any part thereof, and will take such action, including employing attorneys acceptable to Secured Party, as may be necessary to preserve Pledgors' and Secured Party's rights affected thereby; and should Pledgors fail or refuse to take any such action, Secured Party may, upon giving prior written notice thereof to Pledgors, take such action in behalf and in the name of Pledgors and at Pledgors' expense. Secured Party may take such independent action in connection therewith as it may, in its discretion, deem proper. At Secured Party's option, it may discharge taxes, liens, levies, security interests or other encumbrances at any time levied or placed upon the Collateral, and may otherwise incur expenses for the preservation of the Collateral.

     2.5. Advances by Secured Party. Each and every agreement and covenant herein contained shall be performed and kept by Pledgors solely at Pledgors' expense. If Pledgors shall fail to perform or keep any of the agreements or covenants of whatsoever kind or nature contained in this Agreement, Secured Party may, but shall not be obligated to, make advances to perform the same on Pledgors' behalf. No such advance shall be deemed to relieve Pledgors from any default hereunder.

     2.6. Preservation of Rights in Collateral. Pledgors shall take any action necessary to preserve rights against any prior parties (including endorsers) on any instrument or instruments constituting the Collateral hereunder. Secured Party may, but need not, take any action to preserve such rights. No failure to act by Secured Party shall relieve Pledgors of Pledgors' duties under this paragraph or in any way impair or discharge Pledgors' obligations hereunder or under the Purchase Agreement and no failure to act by Secured Party shall result in any liability to Pledgors on the part of Secured Party.

     2.7. Termination of Secured Party's Interest. If (i) the Indebtedness and all covenants, conditions, warranties, representations, and other obligations made or undertaken by Company, or others, under the Purchase Agreement have been satisfied, and (ii) no Event of Default shall exist under this Agreement or the Purchase Agreement, then Secured Party in such case shall, upon the request of Pledgors and at Pledgors' cost and expense, deliver to the Pledgors (i) termination statements with respect to any financing statements filed with respect hereto, and (ii) without warranty or recourse, any of the Collateral in the possession of Secured Party; provided, however, until Secured Party takes such actions upon request of Pledgors, this Agreement and all of the rights, powers and remedies of Secured Party hereunder shall continue in full force and effect.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES WITH PLEDGORS

     Pledgors jointly and severally represent and warrant:

          (a) That no bankruptcy or insolvency proceedings are pending or to Pledgors' knowledge, or are contemplated by or against Pledgors;

          (b) That all information, reports, statements and other data furnished by Pledgors to Secured Party contemporaneously with or subsequent to the execution of this Agreement or in connection with the indebtedness secured hereby are and shall be true and correct and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading;

          (c) That Pledgors have good right and authority to grant a security interest in the Collateral;

          (d) That the Collateral is free and clear from all security interests and encumbrances except the security interest held by Silicon Valley Bank;

          (e) That there is no financing statement (or similar statement or instrument of registration under the laws of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral or its proceeds on file or registered in any public office, other than by Silicon Valley Bank;

          (f) That the Collateral and the intended use thereof by Pledgors comply with all applicable laws, rules and regulations;

          (g) That the Collateral is free from damage caused by fire or other casualty;

          (h) That this Agreement constitutes the legal, valid and binding obligation of Pledgors enforceable against Pledgors in accordance with its terms;

          (i) That the execution, delivery and performance of this Agreement does not and will not contravene or violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect and applicable to Pledgors or result in a breach of or constitute a default (with or without the giving of notice of the lapse of time or both) under any indenture or any loan, credit or other agreement to which Pledgors are a party or by which Pledgors may be bound or affected;

          (j) No part of the proceeds of the Indebtedness will be used to purchase or carry, directly or indirectly, any "margin stock" within the meaning of Regulation U of the

     Board of Governors of the Federal Reserve System or to extend credit to others for the purpose of purchasing or carrying any such margin stock, or for any other purpose which would involve Secured Party in a violation of said Regulation U.

          (k) That the execution, delivery and performance of this Agreement does not require the consent or approval of any person, including, without limitation, any regulatory body or governmental authority, except the consent by Silicon Valley Bank;

          (l) That Pledgors will warrant and forever defend the title to the Collateral and its proceeds against the claims of all persons whomsoever claiming or to claim the same or any part thereof;

          (m) That the  location of Pledgors is the address set forth in Section
     6.10 of this Agreement and in this regard, Pledgors' location is defined to mean (i) Pledgors' place of business if Pledgors have only one such place of business; (ii) Pledgors' chief executive office if Pledgors have more than one place of business; or (iii) Pledgors' residence if Pledgors have no place of business;

          (n) That Pledgors' books and records with regard to the Collateral are maintained and kept at the address of Pledgors set forth in this Agreement;

          (o) That Pledgors have heretofore obtained the written consent of all necessary parties, if any, required to be obtained to authorize the assignment, transfer and pledge of the Collateral evidenced by this Agreement.

                                   ARTICLE IV

                              COVENANTS OF PLEDGORS

     4.1. Pledgors hereby covenant that, until all the Indebtedness has been satisfied in full:

          (a) Pledgors shall make promptly perform the obligations, as the same become due, of all indebtedness secured hereby in accordance with the terms and provisions of the Purchase Agreement and any related agreements evidencing such indebtedness.

          (b) Subject only to the rights of Silicon Valley Bank, Pledgors shall promptly perform the obligations, immediately upon receipt, deliver to Secured Party, all cash, checks, drafts and other instruments representing the proceeds of the Collateral received by Pledgors. Pledgors shall at Pledgors' own expense take all reasonable and appropriate steps when necessary to enforce the collection of the Collateral and items representing proceeds thereof.

          (c) Pledgors shall at all times keep accurate books and records reflecting all facts concerning the Collateral, including those pertaining to Pledgors' warranties, representations and agreements under this Agreement. Pledgors will allow Secured Party or its authorized representative to inspect Pledgors' books and records and will assist Secured

     Party or said representative in whatever reasonable way necessary to make such inspections.

          (d) Pledgors will cause to be paid prior to delinquency all taxes, charges, liens and assessments heretofore or hereafter levied or assessed against the Collateral, or any part thereof, or against the Secured Party for or on account of the indebtedness secured hereby or the interest created by this Agreement and will upon request furnish Secured Party with receipts showing payment of such taxes and assessments at least ten (10) days prior to the applicable default date therefor.

          (e) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced hereby shall be attacked, endangered or questioned or if any legal proceedings are instituted with respect thereto, Pledgors will give prompt written notice thereof to Secured Party and at Pledgors' own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and Secured Party (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall be a demand obligation owing by Pledgors and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment.

          (f) Pledgors will, on request of Secured Party, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Agreement or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; (ii) execute, acknowledged, deliver and record or file such further instruments (including without limitation further security agreements, financing statements, and continuation statements) and do such further acts as may be necessary, desirable or proper to carry out the purposes of this Agreement and such other instruments and to subject to the security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the then Collateral; and (iii) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by Secured Party to protect the security interest hereunder against the rights or interests of third persons, and Pledgors will pay all costs connected with any of the foregoing.

          (g) Notwithstanding the security interest in proceeds granted herein, Pledgors will not sell, lease, exchange, lend, rent, assign, transfer or otherwise dispose of all or any part of the Collateral or any interest therein or permit the title to the Collateral, or any interest therein, to be vested in any other party, in any manner whatsoever, by operation of law or otherwise, without the prior written consent of Secured Party.

          (h) Pledgors will pay all appraisal fees, filing fees, taxes, brokerage fees and commissions, Uniform Commercial Code search fees, escrow fees, attorneys' fees, and all other costs and expenses of every character reasonably incurred by Pledgors or Secured Party in connection with the secured indebtedness, and will reimburse Secured Party for all such reasonable costs and expenses incurred by it. Pledgors shall pay all expenses and reimburse Secured Party for any expenditures, including reasonable attorneys' fees and legal expenses, incurred or expended in connection with Secured Party's exercise of any of its rights and remedies hereunder or Secured Party's protection of the Collateral and its security interest therein. Any amount to be paid hereunder by Pledgors to Secured Party shall be a demand obligation owing by Pledgors to Secured Party and shall bear interest from date of expenditure until paid at the rate of ten percent (10%) per annum (herein called the "Past Due Rate").

          (i) Pledgors shall account fully and faithfully for and, if Secured Party so elects, shall promptly pay or turn over to Secured Party the proceeds in whatever form received from the sale or disposition in any manner of any of the Collateral, the order and method of application to be in the sole discretion of Secured Party, except as otherwise specifically authorized herein. Pledgors shall at all times keep the Collateral and its proceeds separate and distinct from other property of Pledgors and shall keep accurate and complete records of the Collateral and its proceeds.

          (j) Pledgors will not change their address, location, name, identity or corporate structure without notifying Secured Party of such change in writing at least thirty (30) days prior to the effective date of such change, and shall have taken such action, satisfactory to Secured Party, to have caused the security interest of Secured Party in the Collateral to be at all times fully perfected and in full force and effect.

          (k) Pledgors shall furnish Secured Party all such information as Secured Party may reasonably request with respect to the Collateral.

          (l) Pledgors agree to furnish to Secured Party all executed original written consents, if any, required as a condition precedent to the creation of this security interest promptly upon request by Secured Party.

          (m) Pledgors will notify Secured Party immediately of the receipt of any written notice with respect to the Collateral.

          (n) Pledgors will: (i) perform or cause to be performed all of the terms, covenants and conditions on their part to be performed under the Collateral; (ii) promptly to notify Secured Party in writing of (x) the occurrence of any default (of which Pledgors have knowledge) in the observance or performance of any of the terms, covenants and conditions to be performed with respect to the Collateral, and (y) the giving of any notice of any such default; and (z) whenever required by Secured Party, at the sole cost and expense of Pledgors, to take all such action as may be so requested to enforce or secure the performance of any term, covenant or condition of any of the Collateral, and to exercise any right of Pledgors under the Collateral.

          (o) Until such time as Secured Party shall notify Pledgors of the revocation of such power and authority, Pledgors will, at their own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Secured Party may reasonably request or, in the absence of such request, as Pledgors may deem advisable. Secured Party, however, may at any time, whether before or after any revocation of such power and authority or the maturity of any of the indebtedness secured hereby, notify any party to the Collateral to make direct payment to Secured Party of any amounts due or to become due Pledgors under the Collateral.

          (p) Pledgors will (except as Secured Party may otherwise consent in writing) forthwith, upon receipt, transmit and deliver to Secured Party, in the form received, all cash, checks, drafts, chattel paper and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by Secured Party) which may be received by Pledgors at any time as proceeds of any of the Collateral. Except as Secured Party may otherwise consent in writing, any such items which may be received by Pledgors will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds and property and upon express trust for Secured Party until delivery is made to Secured Party. Pledgors will comply with the terms and conditions of any consent given by Secured Party pursuant to the provisions of this paragraph.

          (q) Pledgors shall furnish to Secured Party such powers of attorney, instruments of assignment and transfer and/or chattel paper relating to the Collateral and other instruments as may be required by Secured Party to assure the transferability of the Collateral when and as often as may be requested by Secured Party.

     4.2. Pledgors agree that, if Pledgors fail to perform any act or to take any action which hereunder Pledgors are required to perform or take, or to pay any money which hereunder Pledgors are required to pay, Secured Party, in Pledgors' name or in its own name, may but shall not be obligated to perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Secured Party, and any money so paid by Secured Party, shall be a demand obligation owing by Pledgors to Secured Party and Secured Party, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment.

     4.3. It is expressly agreed that, anything herein contained to the contrary notwithstanding, Pledgors shall remain liable to perform all of the obligations assumed by it thereunder and Secured Party shall have no obligation or liability with respect to the Collateral by reason of or arising out of this Agreement, nor shall Secured Party be required or obligated by reason of this Agreement in any manner to perform or fulfill any obligation of Pledgors under or pursuant to the policy or to make any payment or to make any inquiry as to the nature and sufficiency of any payment received by it to which it may be entitled at any time or times. In particular, and without limiting the generality of the foregoing, Secured Party shall be under no obligation to pay any premium, or the principal of or interest on any loans or advances on the Collateral, whether or not obtained by Secured Party, or any other charges on the Collateral, but any such amounts so paid by Secured Party from its own funds shall become a part of the indebtedness secured hereby, shall be due immediately, and shall draw interest at the Past Due Rate.

     4.4. Pledgors hereby constitute Secured Party, and its successors and assigns, Pledgors' true and lawful attorney, irrevocably, with full power (in the name of Pledgors or otherwise) in its discretion, after Pledgors' default, to ask, require, demand, receive, compound and give acquittance for any and all amounts which may be or become due under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which Secured Party may deem to be necessary or advisable in the premises.

     4.5. After an Event of Default, Secured Party in its discretion may, if and only if any of the indebtedness secured hereby be due, in its name or in the name of Pledgors or otherwise, demand, sue for, collect or receive any money or other property at any time payable or receivable on account of or in exchange for, or make any compromise settlement deemed desirable with respect to, any of the Collateral, but Secured Party shall be under no obligation so to do. After an Event of Default, Secured Party may extend the time of performance or payment, arrange for payment (as defined in the Settlement Agreement) in installments, otherwise modify the term of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, Pledgors. Secured Party shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

     4.6. To the fullest extent that it lawfully may, Pledgors agree that the rights assigned hereunder with respect to the Collateral include, in addition to the rights set forth herein, and without limitation, Pledgors' right and power to

          (a) terminate all or any part of the Collateral;

          (b) exercise any right in the performance of any of the Collateral.

The exercise of any right, option, privilege or power herein given to Secured Party shall be at the option of Secured Party, but, except as provided in this
Section 4.6 hereof, Secured Party may exercise any such right, option, privilege or power without notice to, or assent by, and without affecting the liability of, or releasing any interest hereby assigned by, Pledgors.

                                    ARTICLE V

                              DEFAULT AND REMEDIES

     5.1. Events of Default. Pledgors shall be in default under this Agreement upon the happening of any one or more of the following events or conditions (hereinafter called an "Event of Default"):

          (a) Default in the punctual performance of or compliance with any of the obligations, covenants, terms or provisions contained herein, the Purchase Agreement, and related agreements, which default continues for a period of ten (10) days after Secured Party gives notice of such default to Pledgors;

          (b) If any warranty or representation made herein and the Purchase Agreement by Pledgors proves to have been false when made;

          (c) The levy of an attachment, execution or other process against the Collateral;

          (d) The entry of any judgment, consent decree or similar order or instrument, in an aggregate amount in excess of $200,000, enforceable against the Collateral;

          (e) The repossession or foreclosure, or notice or attempt thereof, by Silicon Valley Bank or any other third party, against the Collateral, or

          (f) If any of the Pledgors shall make a general assignment for the benefit of creditors or shall admit its inability to pay its debts as they become due, or shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself, or consenting to, or acquiescing in, any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer or other pleading admitting or shall fail to deny or contest the material allegations of a petition filed against it in any such proceedings, or shall seek, or consent to or acquiesce in, the appointment of any trustee, receiver or liquidator of any of the Pledgors.

     5.2. Remedies of Secured Party. In addition to such other rights and remedies as may be provided for herein, upon the occurrence of any Event of Default and at any time thereafter, Secured Party may, without waiving any rights and remedies of a Secured Party under the Uniform Commercial Code of Texas and without any further notice, exercise one or more of the following remedies as Secured Party, in its sole discretion, may elect:

          (a) Secured Party may declare the Indebtedness and any interest accrued and earned thereon immediately due and payable.

          (b) Secured Party shall have, then or at any time thereafter, the rights and remedies provided in the Uniform Commercial Code in force in the State of Texas at the date of execution of this Security Agreement or the date of any Event of Default.

          (c) Secured Party may, in accordance with the terms of Section 5.3 below, in its discretion, sell, assign and deliver all or any part of the Collateral at public or private sale and bid and become purchaser at any such sale, without any notice, advertisement or demand whatsoever except for the notice provided for in Section 5.3 below.

          (d) All income, dividends, distributions or benefits attributable or accruing to the Collateral delivered to Secured Party may be held by Secured Party as security for the Indebtedness or applied by Secured Party on the principal amount of the Indebtedness, whether or not then due, and all interest accrued thereon, in such order or manner as Secured Party may elect.

          (e) Secured Party may exercise any one or more of the other rights and remedies provided for in this Agreement or the Purchase Agreement, including, but not limited to, the rights and remedies provided for in
     Section 4.2 and Section 4.5 above.

Provided, however, Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options provided for in this Section 5.2 and shall not be responsible for any failure to do so or delay in so doing and shall not do so if such act would create or result in a violation of the federal Change in Bank Control Act or Bank Holding Company Act or any other federal, state of other governmental statute, law, rule or regulation.

     The Pledgors will execute all such applications and other instruments as may be necessary or appropriate to obtain any consent, approval or authorization of any federal, state or other governmental department, agency or authority as shall be necessary to effectuate any of the foregoing rights or remedies and will otherwise use their best efforts to secure the same.

     5.3. Application of Proceeds. The proceeds of any sale of the Collateral or any part thereof, whether under the power of sale herein granted and conferred, by virtue of judicial proceedings or otherwise, shall be applied as follows:

               First: To the payment of all costs and expenses incurred in connection with such sale of the Collateral and the collection of such proceeds, including, without limitation, the expenses of preparing for sale, selling and the like, and attorney's fees and legal expenses incurred by Secured Party in connection therewith;

               Second: To the payment of the Indebtedness, with interest accrued to the date of such payment; and

               Third: Any surplus thereafter remaining shall be paid to the appropriate Parties, as their interests shall appear.

     5.4. Costs and Expenses. All costs and expenses (including attorney's fees) incurred by Secured Party in protecting and enforcing its rights hereunder shall constitute a demand obligation owing by Pledgors to Secured Party and shall bear interest at the highest rate permitted under applicable law, all of which shall constitute a portion of the Indebtedness.

     5.5. Additional Remedies. All remedies herein expressly provided are in addition to any and all other remedies now or hereafter existing at law or in equity, and the resort to any remedy provided for hereunder or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

                                   ARTICLE VI

                               GENERAL PROVISIONS

     6.1. Limitation on Interest. This Agreement is subject to and shall be controlled by the provisions of the Purchase Agreement regarding limitations on the maximum rate of interest.

     6.2. Unenforceable or Inapplicable Provisions. If any provision hereof or of the Purchase Agreement is invalid or unenforceable in any jurisdiction, the other provisions hereof or of the Purchase Agreement shall remain in full force and effect in such jurisdiction, and the invalidity of any provision hereof or the Purchase Agreement in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

     6.3. Rights Cumulative. Each and every right, power and remedy given to Secured Party by this Agreement or the Purchase Agreement, or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and not exclusive; and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by Secured Party; and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy. No delay or omission by Secured Party in the exercise of any right, power or remedy shall impair any such right, power or remedy then or thereafter existing.

     6.4. Waiver by Secured Party. Any and all covenants in this instrument may from time to time by instrument in writing signed by Secured Party be waived to such extent and in such manner as Secured Party may desire, but no such waiver shall affect or impair Secured Party's rights or liens hereunder, except to the extent specifically stated in such written instrument. Secured Party may waive any default without waiving any prior or subsequent default.

     6.5. Successors and Assigns. This instrument is binding upon and shall inure to the benefit of Secured Party and Pledgors, their respective heirs executors or administrators, successors, representatives, receivers, trustees or assigns.

     6.6. Article and Section Headings. The article and section headings in this instrument are inserted for convenience and shall not be considered a part of this instrument or used in its interpretation.

     6.7. Counterparts. This instrument may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original, and all of which shall constitute one and the same document.

     6.8. Joint and Several Liability. The liability of Pledgors shall be joint and several, and Secured Party may pursue any remedy it may have hereunder against any one or more of such parties without joinder of the remaining Pledgors and without waiving any cause of action against any of the Pledgors not so joined.

     6.9. Applicable Law. This Agreement is performable in San Antonio, Bexar County, Texas, and shall be governed in all respects by the laws of the State of Texas.

     6.10. Notices. Any notice or communication authorized or required hereunder shall be deemed to have been given to the party in question if given in writing and forwarded by registered mail, postage prepaid, to such party at the address reflected below:

     If to Secured Party:          To the addresses and facsimile numbers set
                                   forth on Schedule A of  the Purchase
                                   Agreement.

     with copy to:                 LOEFFLER, JONAS & TUGGEY, L.L.P.
                                   700 North Saint Mary's Street, Suite 800
                                   San Antonio, Texas 78205
                                   Attn:  Timothy N. Tuggey

     If to Pledgors:               TANISYS TECHNOLOGY, INC.
                                   12201 Technology Blvd., Suite 125
                                   Austin, Texas  78727
                                   Attn:  Chief Executive Officer

     Such address may be changed by giving notice in accordance herewith; provided, however, that any such change in address shall not be effective until five (5) days after actual receipt of the notice of such change.

     6.11. Complete Agreement. This Agreement is the complete and exclusive statement of the Agreement between the parties and supersedes all prior communications or representations, oral or written, between the parties relating to the subject matter hereof. No modification, termination or waiver of any provision hereof shall be binding unless executed in writing by all parties hereto.

     6.12. Interpretation. Wherever the context shall require, words in the male gender shall be deemed to include the female or neuter gender, words in the neuter gender shall be deemed to include the male or female gender, all singular words shall include the plural, and all plural words shall include the singular.

     6.13. Pledgors' Obligations Absolute. The obligations of Pledgors under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated, lessened or otherwise affected by any circumstance or occurrence whatsoever, including, without limitation:

               (a) any renewal, extension, substitution, amendment or modification of or addition or supplement to or deletion from the Purchase Agreement or this Agreement, or any assignment or transfer of any thereof;

               (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Purchase Agreement or this Agreement, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of the Purchase Agreement, or this Agreement;

               (c) any furnishing of any additional collateral or security to the Secured Party or its assignee or any acceptance thereof or any release of any collateral or security in whole or in part by the Secured Party or its assignee under this Agreement or under the Purchase

          Agreement, or otherwise;

               (d) any limitation on any party's liability or obligations under the Purchase Agreement or under this Agreement, or any invalidity or unenforceability in whole or in part, of any such instrument or any term thereof;

               (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgors or the Corporations, or any action taken with respect to this Agreement or the Purchase Agreement by any trustee or receiver, or by any court, in any such proceeding; or

               (f) any other circumstances; whether or not the Pledgors shall have notice or knowledge of any of the foregoing.

     6.14. Renewals, Amendments and Other Security. The security interest herein granted shall not be affected by nor affect any other security taken for the Indebtedness, or any part thereof. Any extensions or renewals may be made of the Indebtedness and the security interest created hereby and any releases may be executed of the Collateral, or any part thereof, without affecting Secured Party's priority or the validity thereof with reference to any third person. Secured Party may take or may now hold other security for the Indebtedness. Secured Party may resort first to such other security or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of either security, and such action shall not be a waiver of any rights conferred by this instrument.

     6.15. Assignment by Secured Party. This Agreement, Secured Party's rights hereunder or the Indebtedness may be assigned from time to time by Secured Party, and in any case the assignee shall be entitled to all of the rights, privileges and remedies granted in this Agreement to Secured Party.

     6.16. Further Assurances. Pledgors, at their expense, will execute, acknowledge and deliver all such instruments and take all such action as the Secured Party may request in order further to effectuate the purpose of this Agreement and to carry out the terms hereof.

     6.17. Liability Disclaimer. Under no circumstances whatsoever shall the Secured Party be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral, of any nature or kind whatsoever, or any matter or proceedings arising out of or relating thereto. The Secured Party shall not be required to take any action of any kind to collect or protect any interest in the Collateral, including, but not limited to, any action necessary to preserve its or Pledgors' rights against prior parties to any of the Collateral. The Secured Party shall not be liable or responsible in any way for the safekeeping, care or custody of any of the Collateral, or for any loss or damage thereto, or for any diminution in the value thereof, or for any act or default of any agent or bailee of the Secured Party or Pledgors, or of any carrier, forwarding agency or other person whomsoever, or for the collection of any proceeds, but the same shall be at the Pledgors' sole risk at all times. The Pledgors hereby release the Secured Party from any claims, causes of action and demands at any time arising out of or with respect to this Agreement or the Purchase Agreement or the Indebtedness, and any action taken or omitted to be taken by the Secured Party with respect thereto, and Pledgors hereby agree to hold the Secured Party harmless from and with respect to any and all such claims, causes of action and demands. The Secured Party's Prior recourse to any part or all of the Collateral shall not constitute a condition of any demand for payment of the Indebtedness or of any suit or other proceeding for the collection of the Indebtedness.

     WITNESS THE EXECUTION HEREOF, as of the date first above written.

                               PLEDGOR:

                               TANISYS TECHNOLOGY, INC.

                               BY:     /s/ Charles T. Comiso
                                       --------------------------------------
                                       NAME:   Charles T. Comiso
                               TITLE:  President and Chief Executive Officer


                               SECURED PARTY:

                               NEW CENTURY EQUITY HOLDINGS CORP.

                               BY:
                                       --------------------------------------
                               NAME:
                                       --------------------------------------
                               TITLE:
                                       --------------------------------------

                               OTHER PURCHASERS

                               BY THEIR EXECUTION OF VARIOUS
                               SUBSCRIPTION AGREEMENTS

STATE OF TEXAS        ss.
                      ss.
COUNTY OF TRAVIS      ss.

     The  foregoing  instrument  was  acknowledged  before me this  _____ day of
__________,   _____,  by  _______________________,   ______________  of  Tanisys
Technology, Inc., a Wyoming corporation, on behalf of said corporation.


                                                -----------------------------
                                                Notary Public, State of Texas






STATE OF TEXAS       ss.
                     ss.
COUNTY OF BEXAR      ss.

     The foregoing instrument was acknowledged before me this _____ day of __________, _____, by _______________________, ______________ of New Century
Equity Holdings Corp., a Delaware corporation, on behalf of said corporation.


                                                -----------------------------
                                                Notary Public, State of Texas